Annual Report



               MID-CAP
               VALUE  FUND
               -----------------
               DECEMBER 31, 2000
               -----------------

[LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Mid-Cap Value Fund

 .    Value stocks returned with a vengeance in 2000 following a long period of lagging performance.

 .    Returns for the 6- and 12-month periods ended December 31, 2000, comfortably exceeded all benchmarks for the year and slightly trailed only the Russell Midcap Value Index during the past six months.

 .    While tech stocks in general suffered major losses, the fund's tech holdings--as well as its financial, health care, consumer, and energy positions--contributed to the fund's solid performance.

 .    Stock valuations in our sectors remain attractive, and we are optimistic about the outlook for the fund in 2001.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

After a tough 1999, value investing returned with a vengeance in 2000. It was a different story for the broad market as the S&P 500 Index suffered its worst decline since 1977, falling more than 9%, while the technology-heavy Nasdaq Composite Index had its worst year ever, shedding in excess of 39%. In this difficult environment, we are pleased to report that your fund posted exceptional gains for both the 6- and 12-month periods ended December 31, 2000.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/00                                      6 Months   12 Months
--------------------------------------------------------------------------------
Mid-Cap Value Fund                                            19.62%      22.75%
S&P MidCap Index                                               7.83       17.51
Lipper Mid-Cap Value
Funds Average                                                 11.05       16.66
Russell Midcap Value Index                                    20.01       19.18

Since we often refer to the Russell Midcap Value Index in our shareholder reports, we decided to include it in the Performance Comparison table along with our other benchmarks. Year 2000 ended on a strong note for the T. Rowe Price Mid-Cap Value Fund. The portfolio rose 19.62% during the past six months, slightly behind the Russell Midcap Value Index yet far ahead of both the S&P MidCap Index and the Lipper Mid-Cap Value Funds average for similar funds. For the year, our 22.75% return exceeded all comparative indices.

In 2000, the Russell Midcap Value Index rose 19.18% while the Russell Midcap Growth Index fell 11.75%. Growth indices were badly hurt by the poor performance of technology shares, which cut over seven percentage points from the performance of the Russell Midcap Growth Index for the year. In contrast, strong performance in financials, utilities, energy, and real estate--all traditional value segments--helped mid-cap stocks shine. Financial stocks rebounded in anticipation of the Fed's cut in short-term interest rates. Energy stocks moved up in response to higher natural resource prices. Utilities did well because of their defensive reputation and investor expectations that many utilities would realize windfall profits during a shortage of electricity. Real estate investment trusts or REITs rebounded from a severe oversold position in previous years.

Ironically, while technology was a major loser for the Russell Midcap Value Index, the fund's tech holdings rose 22.75% on average in the second half. Key technology stocks such as PerkinElmer, L-3 Communications, Affiliated Computer Services, and NCR drove fund performance higher even though the overall tech market was grim. The fund also outperformed in the telecom sector during the second half. The two telecommunications stocks in the portfolio, Centurytel and Broadwing, were up 24.7% and down 12%, respectively, while the average stock in the sector fell 42%. On the other hand, declines in SPX and A.O. Smith, large holdings in the industrial group, hindered results versus the Russell index's industrial stocks for the half.


YEAR-END DISTRIBUTIONS

Your Board of Directors declared an income dividend of $0.17 per share, a long-term capital gain distribution of $0.44, and a short-term capital gain distribution of $0.12. The distributions were paid on December 14, 2000, to shareholders of record on December 12. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 2000 tax purposes.


PORTFOLIO REVIEW

Our strong returns were aided by solid stock selection and a market sector rotation into financials, health care, consumer staples, and energy. Major contributors included PerkinElmer, PartnerRe Holdings, and Lincare Holdings.

PerkinElmer, which added 13(cent) to the fund's net asset value (NAV) per share during the past six months, continued the streak that started at the beginning of the year and rose 59% over the second half. The company's small but rapidly growing biotechnology instrument division is driving margins and earnings higher and attracting investors. The company is also seeing good growth in its optical electronic components division.

PartnerRe Holdings, the portfolio's largest holding, added 15(cent) to NAV (the most in the second half) as it appreciated 74%. The company is a reinsurer of cataclysmic insurance policies. PartnerRe Holdings is doing well because industry rates are strengthening and catastrophic losses are much reduced compared with last year. The stock sells for 11 times expected earnings per share and 1.3 times book value.

Lincare Holdings added 9(cent) to NAV and moved 131% higher in the second half as investors found value in health care service stocks. Additionally, Lincare Holdings received favorable rate legislation late in the year. The firm is a leading provider of home oxygen services. Its financial results have been very attractive with earnings growth in excess of 20% and high net margins of 17%. We were able to purchase this stock at a low valuation of 10 times earnings in the middle of the year.


WEAKER PERFORMERS

Fortunately, our losing positions were far outweighed by the winners. We would like to highlight two names, Littelfuse and A.O. Smith.

Littelfuse, which subtracted 9(cent) from NAV, is the leading supplier of fuses for electronic and automotive markets. The demand for the company's fuses was so great in the first half of 2000 that Littelfuse had difficulty supplying its customers. Conditions quickly deteriorated in the second half, and the stock dropped 41.6% as the outlook for the growth of electronic products such as cell phones was reduced. In addition, the automotive business weakened faster than expected. Despite the current weakness, the company's electronic end markets are still healthy and expected to grow in 2001. Littelfuse is also making ground with new products that could expand its markets considerably. The stock sells for a low valuation of 13.5 times expected 2001 earnings per share.

A.O. Smith sliced 4(cent) from NAV when the stock dropped 17% in the half. The company was hurt after announcing that the sales growth for its water heaters and HVAC systems would slow considerably. The products are sensitive to demand changes in the new housing market. The HVAC products were negatively affected by the cool, wet summer in the Northeast last year. After being down sharply in the third quarter, the stock rebounded nicely in the fourth as investors anticipated a Federal Reserve interest rate cut.

INVESTMENT REVIEW

Purchases

We increased the fund's exposure to technology after seeing a number of good companies in that sector cut in half or more over the past six months. Apple Computer closed the year 80% below its high in March 2000 as the company reported poor sales of its new products in the second half of the year. This was partly related to a weak overall PC market, but marketing missteps were also to blame. Apple has successfully recovered from poor product offerings in the past, and we believe it will do so again. Apple's market capitalization dropped to only a 20% premium over the value of the cash on its balance sheet, giving us confidence in our recent purchases of the stock.

Lattice Semiconductor was another technology stock we purchased at a price 62% below its high. Lattice designs, develops, and markets programmable logic devices. The stock was caught in the dramatic sell-off of companies related to the semiconductor industry as investors assumed it was heading into an extended slump. We recently paid slightly over two times book value for the shares, a valuation point that has historically produced good returns.

Clorox was another position initiated in the second half. Clorox produces its popular bleach product as well as other household brands such as Liquid Plumr, Formula 409, Matchlight and Kingsford Charcoal, and Fresh Step and Scoop Away cat litter. The company had been exceeding analysts' earnings estimates until recently, when it suddenly experienced reduced sales. Clorox management blames the weakness on the general retail environment and a lack of focus caused by the distracting 1999 acquisition of First Brands. We believe that internal issues will be corrected in time and the stock will recover its valuation.

We bought Outback Steakhouse in the middle of the year because it is one of the best-managed restaurant chains in the country and the stock price looked cheap at only 13 times expected earnings per share. Concerns that brought the stock down were rising beef and labor costs. However, same-store sales trends at both Outback Steakhouses and the firm's new Caraba's Italian Grill are positive. Management has been faced with rising costs before, and we believe the company will work through them once again.

Newmont Mining is the largest North American gold company. We bought the stock because gold has been trading at an extremely low price level and a rise appears likely to us. Newmont's stock is very inexpensive and results are highly leveraged to the price of gold.

Sales

Several companies were taken from us by acquisition in the second half. Southdown, the Southwestern U.S. cement manufacturer, was acquired by CEMEX, S.A. de C.V. First Security Bank merged with Wells Fargo and we received stock in return. We immediately sold the Wells Fargo shares because the market capitalization is far beyond our mid-cap range. United Water Resources was acquired by the French utility, Suez Lyonnaise des Eaux. We received $35 per share in cash for UWR, a 46% premium over the stock price prior to the announcement.


                                    [GRAPH]

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Reserves                                                      7%
Consumer Nondurables                                         12%
Capital Equipment, Process, Industries, and Basic Materials  13%
Financial                                                    17%
Business Services and Transportation                          9%
Energy, Utilities, and Miscellaneous                         14%
Technology                                                    8%
Consumer Services and Consumer Cyclicals                     20%

Based on net assets as of 12/31/00.

We eliminated a couple of utility stocks based on valuation. Dynegy, one of the best performers in the utility group last year, increased 217% in the year and 64% in the second half. We also eliminated Teco Energy, the Tampa, Florida-based electric utility, which increased 85% for the year.

We trimmed some positions in the energy and oil service area, which helped the fund greatly in 2000. We sold most of our position in Anadarko Petroleum, an oil and gas exploration company, after its share price doubled. Shares of BJ Services, an oilfield services provider, were also significantly reduced because of their high valuation.


OUTLOOK

We stated in previous reports that we believed the market would ultimately return to fundamental valuations. We felt strongly that when a significant correction finally occurred, the Mid-Cap Value Fund would once again produce the kind of returns investors have come to expect since the fund's inception in 1996. (See the Average Annual Compound Total Return table following this letter.) Now that such a correction has taken place, we are gratified that the market has vindicated our position.

The big question now is, where do we go from here? Valuations in our sector still look attractive. At this writing, the 12-month forward price/earnings ratio of our portfolio is about 15, a significant discount to the S&P 500's multiple of 21 times forward earnings. We believe money will continue to flow into these lower-valued, relatively inexpensive shares, which has traditionally occurred in periods when the Federal Reserve was easing monetary policy. With this scenario unfolding, we are confident about our sound outlook for the fund in 2001.

We thank you for your continued support.


Respectfully submitted,


/s/ David J. Wallack

David J. Wallack
Chairman of the fund's Investment Advisory Committee

January 19, 2001

MANAGEMENT CHANGE

Effective December 31, 2000, David J. Wallack succeeded Greg A. McCrickard as chairman of the fund's Investment Advisory Committee. Mr. McCrickard, who remains on the committee, stepped down as chairman to concentrate on other T. Rowe Price funds. The chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Wallack joined T. Rowe Price as a value and cyclical analyst in 1990. He has been part of the Mid-Cap Value Investment Advisory Committee since the fund's inception and has worked closely with Mr. McCrickard in implementing the fund's investment strategy.

This updates the Mid-Cap Value Fund's prospectus dated May 1, 2000.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                     12/31/00
--------------------------------------------------------------------------------
PartnerRe Holdings                                                       2.1%
PerkinElmer                                                              2.0
Baker Hughes                                                             2.0
TCF Financial                                                            1.8
McCormick                                                                1.6
--------------------------------------------------------------------------------
Neiman Marcus Group                                                      1.6
Amerada Hess                                                             1.5
Analogic                                                                 1.5
Affiliated Computer Services                                             1.5
Northern Trust                                                           1.5
--------------------------------------------------------------------------------
Bank United                                                              1.5
Federated Investors                                                      1.4
ProLogis Trust                                                           1.4
National Commerce Bancorp                                                1.3
Newmont Mining                                                           1.3
--------------------------------------------------------------------------------
Sysco                                                                    1.3
NCR                                                                      1.3
Meredith                                                                 1.3
Mercantile Bankshares                                                    1.3
Tidewater                                                                1.3
--------------------------------------------------------------------------------
L-3 Communications                                                       1.2
Pinnacle West Capital                                                    1.2
Chris-Craft                                                              1.2
Murphy Oil                                                               1.2
Clorox                                                                   1.1
--------------------------------------------------------------------------------
Total                                                                   36.4%

Note: Table excludes reserves.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/00

Largest Purchases                       Largest Sales
--------------------------------------------------------------------------------
Clorox *                                Teco Energy **
Lattice Semiconductor *                 Dynegy **
Outback Steakhouse *                    Anadarko Petroleum
Fortune Brands *                        United Water Resources **
Apple Computer *                        Consolidated Papers **
BMC Software *                          Wells Fargo **
Newmont Mining                          BJ Services
Diamond Offshore Drilling *             Southdown **
Circuit City Stores *                   Equifax
National Commerce Bancorporation        Smith International **

 * Position added
** Position eliminated

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

MID-CAP VALUE FUND
--------------------------------------------------------------------------------


                                    [GRAPH]

                                                LIPPER
                                            Mid-Cap Value
       Date          S&P MidCap Index        Funds AVERAGE    Mid-Cap Value Fund

       6/30/96            $10,000               $10,000             $10,000
      12/31/96            $10,914               $11,060             $11,630
      12/31/97            $14,435               $13,998             $14,783
      12/31/98            $17,194               $14,225             $14,988
      12/31/99            $19,725               $15,847             $15,516
      12/31/00            $23,178               $17,701             $19,046

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                           Since      Inception
Periods Ended 12/31/00           1 Year          3 Years   Inception  Date
--------------------------------------------------------------------------------
Mid-Cap Value Fund                22.75%          8.81%     15.35%     6/28/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------



--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                          Year                                                6/28/96
                                         Ended                                                Through
                                      12/31/00      12/31/99     12/31/98     12/31/97       12/31/96
NET ASSET VALUE
Beginning of period                 $    13.37     $   13.66   $    14.47   $    11.56    $     10.00
Investment activities
  Net investment income (loss)            0.18          0.23         0.19         0.08*          0.10*
  Net realized and
  unrealized gain (loss)                  2.82          0.22        (0.05)        3.05           1.53
  Total from
  investment activities                   3.00          0.45         0.14         3.13           1.63
Distributions
  Net investment income                  (0.17)        (0.23)       (0.19)       (0.08)         (0.07)
  Net realized gain                      (0.56)        (0.51)       (0.76)       (0.14)             -
  Total distributions                    (0.73)        (0.74)       (0.95)       (0.22)         (0.07)

NET ASSET VALUE
End of period                       $    15.64     $   13.37   $    13.66   $    14.47    $     11.56
                                    -----------------------------------------------------------------

Ratios/Supplemental Data
Total return.                           22.75%         3.52%        1.39%       27.10%*         16.30%*
Ratio of total expenses to
average net assets                       0.99%         1.04%        1.08%        1.25%*          1.25%*+
Ratio of net investment
income (loss) to average
net assets                               1.33%         1.60%        1.24%        1.18%*          2.10%*+
Portfolio turnover rate                  31.9%         26.8%        32.0%         16.0%           3.9%+
Net assets, end of period
(in thousands)                      $  282,251     $ 211,730   $  221,338   $   217,991   $    49,189

 .    Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/97.

+    Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000


-----------------------
STATEMENT OF NET ASSETS                                  Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
COMMON STOCKS 91.9%

FINANCIAL 17.1%

Bank and Trust 10.7%
Bank United                                                  62,000  $    4,230
Banknorth Group                                              78,000       1,550
First Tennessee National                                     58,500       1,693
Mercantile Bankshares                                        82,500       3,555
National Commerce Bancorp                                   164,000       4,064
North Fork Bancorporation                                   121,000       2,972
Northern Trust                                               52,000       4,243
TCF Financial                                               115,000       5,125
Wilmington Trust                                             45,000       2,793
                                                                     ----------
                                                                         30,225
                                                                     ----------
Insurance 4.3%
ACE                                                          53,500       2,270
PartnerRe Holdings                                           98,000       5,978
PMI Group                                                    38,000       2,572
W. R. Berkley                                                27,000       1,275
                                                                     ----------
                                                                         12,095
                                                                     ----------
Financial Services 2.1%
Delta Financial *                                           120,000          38
Federated Investors (Class B)                               140,000       4,077
Leucadia National                                            51,000       1,807
                                                                     ----------
                                                                          5,922
                                                                     ----------
Total Financial                                                          48,242
                                                                     ----------

UTILITIES 4.1%

Telephone 1.2%
Broadwing *                                                  64,000       1,460
Centurytel                                                   56,000       2,002
                                                                     ----------
                                                                          3,462
                                                                     ----------
Electric Utilities 2.9%
FirstEnergy                                                  55,500       1,752
GPU                                                          45,000       1,657

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
Pinnacle West Capital                                        69,500   $   3,310
Unisource Energy                                             72,900       1,371
                                                                      ---------
                                                                          8,090
                                                                      ---------
Total Utilities                                                          11,552
                                                                      ---------

CONSUMER NONDURABLES 12.0%

Food Processing 2.5%
International Multifoods                                    129,100       2,622
McCormick                                                   126,000       4,544
                                                                      ---------
                                                                          7,166
                                                                      ---------
Hospital Supplies/Hospital Management 1.1%
Lincare Holdings *                                           45,000       2,566
St. Jude Medical *                                           10,400         639
                                                                      ---------
                                                                          3,205
                                                                      ---------
Biotechnology 0.3%
Edwards Lifesciences *                                       40,000         710
                                                                      ---------
                                                                            710
Health Care Services 0.9%                                             ---------
UnitedHealth Group                                           40,000       2,455
                                                                      ---------
                                                                          2,455
                                                                      ---------
Miscellaneous Consumer Products 7.2%
Blyth Industries                                             80,500       1,942
Clorox                                                       88,000       3,124
Fortune Brands                                               80,000       2,400
Hasbro                                                      126,500       1,344
Newell Rubbermaid                                            60,000       1,365
Reebok *                                                     58,000       1,586
Stanley Works                                                85,000       2,651
Sysco                                                       125,000       3,750
Tomkins (GBP)                                               265,100         587
Unifi *                                                     135,000       1,207
WestPoint Stevens                                            60,000         449
                                                                      ---------
                                                                         20,405
                                                                      ---------
Total Consumer Nondurables                                               33,941
                                                                      ---------

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
CONSUMER SERVICES 9.9%

General Merchandisers 2.6%
BJ's Wholesale Club *                                        70,000   $   2,687
Neiman Marcus Group (Class A) *                             127,500       4,534
                                                                      ---------
                                                                          7,221
                                                                      ---------

Specialty Merchandisers 1.7%
Circuit City Stores                                         130,000       1,495
Intimate Brands                                              60,000         900
Nordstrom                                                   124,000       2,255
                                                                      ---------
                                                                          4,650
                                                                      ---------
Entertainment and Leisure 0.9%
Houghton Mifflin                                             55,000       2,551
                                                                      ---------
                                                                          2,551
                                                                      ---------
Media and Communications 3.7%
Chris-Craft                                                  49,440       3,288
Knight-Ridder                                                40,000       2,275
Meredith                                                    111,500       3,589
Valassis Communications *                                    45,000       1,420
                                                                      ---------
                                                                         10,572
                                                                      ---------
Restaurants 1.0%
Outback Steakhouse *                                        110,000       2,846
                                                                          2,846
                                                                      ---------
Total Consumer Services                                                  27,840
                                                                      ---------

CONSUMER CYCLICALS 9.3%

Automobiles and Related 3.4%
A.O. Smith (Class B)                                        152,500       2,602
Eaton                                                        26,000       1,955
Littelfuse *                                                 83,000       2,381
SPX *                                                        25,000       2,705
                                                                      ---------
                                                                          9,643
                                                                      ---------
Building & Real Estate 4.4%
Archstone Communities Trust, REIT                            88,500       2,279
Arden Realty, REIT                                           77,500       1,947
ProLogis Trust, REIT                                        167,500       3,727
Reckson Associates Realty, REIT                              92,000       2,306
Rouse, REIT                                                  90,500       2,307
                                                                      ---------
                                                                         12,566
                                                                      ---------


13
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T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
Miscellaneous Consumer Durables 1.5%
B.F. Goodrich                                                10,640    $    387
Black & Decker                                               49,000       1,924
Masco                                                        73,000       1,875
                                                                       --------
                                                                          4,186
                                                                       --------
Total Consumer Cyclicals                                                 26,395
                                                                       --------

TECHNOLOGY 7.9%

Electronic Components 2.5%
Analogic                                                     95,000       4,254
Lattice Semiconductor *                                      55,000       2,843
                                                                       --------
                                                                          7,097
                                                                       --------
Electronic Systems 2.0%
PerkinElmer                                                  55,000       5,775
                                                                       --------
                                                                          5,775
                                                                       --------
Aerospace & Defense 2.6%
Allegheny Technologies                                       00,000       1,587
Harsco                                                       94,000       2,321
L-3 Communications *                                         43,000       3,311
                                                                       --------
                                                                          7,219
                                                                       --------
Information Processing 0.8%
Apple Computer *                                             50,000       2,227
                                                                       --------
                                                                          2,227
                                                                       --------
Total Technology                                                         22,318
                                                                       --------

CAPITAL EQUIPMENT 2.5%

Electrical Equipment 1.0%
Hubbell (Class A)                                             9,000         234
Hubbell (Class B)                                            88,000       2,332
SLI                                                          31,600         203
                                                                       --------
                                                                          2,769
                                                                       --------

Machinery 1.5%
Danaher                                                      11,000         752
Parker Hannifin                                              28,500       1,258
Teleflex                                                     52,000       2,298
                                                                       --------
                                                                          4,308
                                                                       --------
Total Capital Equipment                                                   7,077
                                                                       --------


14
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T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
BUSINESS SERVICES AND
TRANSPORTATION 8.8%

Computer Service and Software 3.8%
Affiliated Computer Services (Class A) *                     70,000   $   4,248
BMC Software *                                              128,000       1,792
NCR *                                                        75,000       3,684
Reynolds & Reynolds                                          42,500         861
                                                                      ---------
                                                                         10,585
                                                                      ---------
Distribution Services 0.2%
Supervalu                                                    49,600         688
                                                                      ---------
                                                                            688
                                                                      ---------
Transportation Services 0.6%
CNF                                                          50,000       1,691
                                                                      ---------
                                                                          1,691
                                                                      ---------
Miscellaneous Business Services 4.2%
Concord EFS *                                                59,700       2,623
Equifax                                                      34,200         981
Galileo International                                        69,500       1,390
H&R Block                                                    52,500       2,172
Manpower                                                     37,000       1,406
NOVA *                                                      110,000       2,193
ServiceMaster                                                86,500         995
                                                                      ---------
                                                                         11,760
                                                                      ---------
Total Business Services and Transportation                               24,724
                                                                      ---------

ENERGY 8.5%

Energy Services 4.0%
Baker Hughes                                                136,000       5,652
BJ Services *                                                12,500         861
Santa Fe International                                       44,000       1,411
Tidewater                                                    80,000       3,550
                                                                      ---------
                                                                         11,474
                                                                      ---------
Exploration and Production 1.8%
Anadarko Petroleum                                            3,542         252
Devon Energy                                                 45,000       2,744
Diamond Offshore Drilling                                    50,000       2,000
                                                                      ---------
                                                                          4,996
                                                                      ---------

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Integrated Petroleum - Domestic 2.7%
Amerada Hess                                                 59,000    $  4,311
Murphy Oil                                                   54,000       3,263
                                                                       --------
                                                                          7,574
                                                                       --------
Total Energy                                                             24,044
                                                                       --------

PROCESS INDUSTRIES 6.2%

Diversified Chemicals 1.9%
Arch Chemicals                                              101,000       1,793
Cabot                                                        85,000       2,242
Cabot Microelectronics *                                     23,840       1,240
                                                                       --------
                                                                          5,275
                                                                       --------
Specialty Chemicals 0.5%
Great Lakes Chemical                                         42,000       1,562
                                                                       --------
                                                                          1,562
                                                                       --------
Paper and Paper Products 1.9%
Packaging Corp. of America *                                 94,500       1,524
Sonoco Products                                             118,000       2,552
Wausau-Mosinee Paper                                        119,200       1,207
                                                                       --------
                                                                          5,283
                                                                       --------
Forest Products 1.1%
Plum Creek Timber                                            38,000         988
Potlatch                                                     46,000       1,544
Rayonier                                                     13,500         537
                                                                       --------
                                                                          3,069
                                                                       --------
Building & Construction 0.8%
Martin Marietta Materials                                    54,500       2,305
                                                                          2,305
                                                                       --------
Total Process Industries                                                 17,494
                                                                       --------

BASIC MATERIALS 4.4%

Metals 4.4%
Inco *                                                      147,000       2,464
Newmont Mining                                              221,500       3,779
Nucor                                                        74,500       2,956
Phelps Dodge                                                 50,200       2,802
Ryerson Tull                                                 41,800         345
                                                                       --------
Total Basic Materials                                                    12,346
                                                                       --------

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
MISCELLANEOUS 1.2%

Apogent Technologies *                                       52,500   $   1,076
Sybron Dental Specialties *                                  17,500         295
Other Miscellaneous Common Stocks                                         2,146
                                                                      ---------
Total Miscellaneous                                                       3,517
                                                                      ---------
Total Common Stocks (Cost $221,189)                                     259,490
                                                                      ---------

CONVERTIBLE PREFERRED STOCKS 0.1%

ProLogis Trust (Series B), REIT, 7.00%                       10,500         304
                                                                      ---------
Total Convertible Preferred Stocks (Cost $245)                              304
                                                                      ---------

CONVERTIBLE BONDS 0.7%

Liberty Property Trust, 10.40%, 7/1/01                 $    200,000         287
Security Capital U.S. Realty, (144a), 2.00%, 5/22/03      2,000,000       1,706
                                                                      ---------
Total Convertible Bonds (Cost $ 1,994)                                    1,993
                                                                      ---------

SHORT-TERM INVESTMENTS 7.9%

Money Market Funds 7.9%
Reserve Investment Fund, 6.69% #                         22,234,988      22,235
                                                                      ---------
Total Short-Term Investments (Cost $22,235)                              22,235
                                                                      ---------
17

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------



                                                                        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities
100.6% of Net Assets (Cost $245,663)                                  $ 284,022

Other Assets Less Liabilities                                            (1,771)

NET ASSETS                                                            $ 282,251
                                                                      ---------

Net Assets Consist of:
Accumulated net investment income - net of distributions              $      22
Accumulated net realized gain/loss - net of distributions                 5,252
Net unrealized gain (loss)                                               38,359
Paid-in-capital applicable to 18,042,145 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized        238,618

NET ASSETS                                                            $ 282,251
                                                                      ---------

NET ASSET VALUE PER SHARE                                             $   15.64
                                                                      ---------
    #  Seven-day yield
    *  Non-income producing
 REIT  Real Estate Investment Trust
 144a  Security was purchased pursuant to Rule
       144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.6% of net assets.
  GBP  British sterling

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                           Year
                                                                          Ended
                                                                       12/31/00
Investment Income (Loss)
Income
  Dividend                                                          $     4,435
  Interest                                                                  769
                                                                    -----------
  Total income                                                            5,204
                                                                    -----------
Expenses
  Investment management                                                   1,495
  Shareholder servicing                                                     553
  Custody and accounting                                                     95
  Prospectus and shareholder reports                                         32
  Registration                                                               26
  Legal and audit                                                            13
  Directors                                                                   8
  Miscellaneous                                                               4

  Total expenses                                                          2,226
                                                                    -----------
  Expenses paid indirectly                                                   (3)
                                                                    -----------
  Net expenses                                                            2,223
                                                                    -----------
Net investment income (loss)                                              2,981
                                                                    -----------

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                              9,591
  Foreign currency transactions                                              (2)
  Net realized gain (loss)                                                9,589
Change in net unrealized gain or loss on securities                      36,962
Net realized and unrealized gain (loss)                                  46,551

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $    49,532
                                                                    -----------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                               Year
                                                              Ended
                                                           12/31/00    12/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                           $    2,981    $  3,411
  Net realized gain (loss)                                    9,589      11,915
  Change in net unrealized gain or loss                      36,962      (8,735)
  Increase (decrease) in net assets from operations          49,532       6,591

Distributions to shareholders
  Net investment income                                      (2,865)     (3,463)
  Net realized gain                                          (9,442)     (7,679)
  Decrease in net assets from distributions                 (12,307)    (11,142)
Capital share transactions *
  Shares sold                                                62,201      35,316
  Distributions reinvested                                   12,127      10,928
  Shares redeemed                                           (41,032)    (51,301)
  Increase (decrease) in net assets from capital
  share transactions                                         33,296      (5,057)

Net Assets
Increase (decrease) during period                            70,521      (9,608)
Beginning of period                                         211,730     221,338

End of period                                            $  282,251 $   211,730
                                                         ----------------------
* Share information
   Shares sold                                                4,407       2,570
   Distributions reinvested                                     819         852
   Shares redeemed                                           (3,025)     (3,783)
   Increase (decrease) in shares outstanding                  2,201        (361)




The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000


-------------------------------
NOTES TO  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 28, 1996. The fund seeks to provide long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such secu-rity. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------


Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $82,212,000 and $69,063,000, respectively, for the year ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $245,663,000.

--------------------------------------------------------------------------------
Undistributed net investment income                                 $  (152,000)
Undistributed net realized gain                                        (299,000)
Paid-in-capital                                                         451,000

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------


Net unrealized gain aggregated $38,359,000 at period-end, of which $60,822,000 related to appreciated investments and $22,463,000 to depreciated investments.


NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $150,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $277,000 for the year ended December 31, 2000, of which $27,000 was payable at period-end.

Additionally, the fund is one of several mutual funds sponsored by Price Group (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Growth Fund held approximately 60% of the outstanding shares of the Mid-Cap Value

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------


Fund at December 31, 2000. For the year then ended, the fund was allocated $296,000 of Spectrum expenses, $18,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $631,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Value Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Mid-Cap Value Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with custodians, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP


Baltimore, Maryland
January 19, 2001

T. ROWE PRICE MID-CAP VALUE FUND



-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/00
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 .    $2,047,000 from short-term capital gains,

 .    $7,694,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $3,537,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe &
Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------


ADVISORY SERVICES, RETIREMENT RESOURCES

T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES*

T. Rowe Price Retirement Income Manager(SM) helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


RETIREMENT RESOURCES

Traditional, Roth, and Rollover IRAs
SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase
   Pension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation


Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors


Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review


Software Packages

T. Rowe Price Retirement Planning
   AnalyzerTM CD-ROM or diskette $19.95.
   To order, please call 1-800-541-5760.
   Also available on the Internet for $9.95.

T. Rowe Price Variable Annuity Analyzer(TM)
   CD-ROM or diskette, free. To order,
   please call 1-800-469-5304.

T. Rowe Price Immediate Variable
   Annuity (Income Account)

* Both services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment advisor. The services involve costs.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


[LOGO]

T. Rowe Price Investment Services, Inc., Distributor.